UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2025

Plug Power Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-34392	22-3672377
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

125 Vista Boulevard Slingerlands, New York	12159
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (518) 782-7700

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PLUG	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02	Unregistered Sales of Equity Securities.

As previously disclosed in the Current Report on Form 8-K filed by Plug Power Inc. (the “Company”) with the Securities and Exchange Commission (the " SEC ") on April 28, 2025, the Company entered into a Secured Debenture Purchase Agreement (the “Debenture Purchase Agreement”) with YA II PN, Ltd., as buyer (the “Buyer”), pursuant to which the Company agreed to issue to the Buyer a warrant to purchase 31,500,000 shares of common stock (the “Warrant”) within five days of the date on which the Company obtains stockholder approval (i) to increase the number of its authorized shares of common stock or (ii) for a reverse stock split with respect to its common stock. On July 8, 2025, the Company issued the Warrant to the Buyer. The exercise price of the Warrant was determined at the time of the issuance of the Warrant and equaled $1.37, the lower of (i) the closing price of the Company’s common stock immediately preceding the issuance of the Warrant or (ii) the average closing price of the Company’s common stock for the five trading days immediately preceding the issuance of the Warrant. The Warrant is exercisable at any time on or after the date of issuance and will expire on July 10, 2028. A copy of the Warrant is attached hereto as Exhibit 4.1 and incorporated herein by reference. The foregoing description does not purport to be complete and is qualified in its entirety by reference to such exhibit.

The Warrant was issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The shares of common stock that may be issued upon exercise of the Warrant will be issued pursuant to the same exemption or pursuant to the exemption provided by Section 3(a)(9) of the Securities Act.

Item 8.01	Other Events.

On July 9, 2025, the Company filed a prospectus supplement to its automatic shelf registration statement on Form S-3 (File No. 333-287577) relating to the resale by the Buyer of the common stock issuable upon exercise of the Warrant. A copy of the opinion of Goodwin Procter LLP relating to the legality of the common stock issuable upon exercisable of the Warrant is attached as Exhibit 5.1 hereto.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Warrant to Purchase Common Stock dated July 8, 2025.
5.1	Opinion of Goodwin Procter LLP.
23.1	Consent of Goodwin Procter LLP (included in its opinion filed as Exhibit 5.1).
104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLUG POWER INC.

Date: July 9, 2025	By:	/s/ Paul Middleton
Paul Middleton
Chief Financial Officer